SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC. 20549






                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 15, 1999





                              FIRST M&F CORPORATION
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)



          MISSISSIPPI                     No. 0-9424         No. 64-0636653
---------------------------------      ----------------   --------------------
(State or other jurisdiction of          (Commission         (IRS employer
 incorporation)                           File Number)       Identification No.)


      221 Washington Street
      Kosciusko, Mississippi                             39090
---------------------------------------------      -------------------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:    (662) 289-5121


                                 Not applicable
                                 --------------
          (Registrant's former address of principal executive offices)

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Item 5. Other Events

        On October 15, 1999 First M&F Corporation issued a press release announcing that the shareholders of First M&F Corporation and Community Federal Bancorp, Inc. had approved the merger of the two banking institutions.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits.

               99.1 Press Release issued by First M&F Corporation dated October 15, 1999, headed "First M&F Corp., Community Federal Bancorp announce shareholder approval of merger"


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 20, 1999

                                             FIRST M&F CORPORATION


                                        By: /s/  Robert C. Thompson, III
                                            ----------------------------------
                                        Name:    Robert C. Thompson, III
                                        Title:   Treasurer

                                  EXHIBIT INDEX


99.1 Press Release issued by First M&F Corporation dated October 15, 1999, headed "First M&F Corp., Community Federal Bancorp announce shareholder approval of merger"